UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 4, 2012

FRANKLIN CREDIT HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-17771	26-3104776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hudson Street Jersey City, New Jersey (Address of Principal Executive Offices)	07302 (Zip Code)

Registrant’s telephone number, including area code:  (201) 604-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03                      Bankruptcy or Receivership.

On June 4, 2012, the Registrant, Franklin Credit Holding Corporation (“Franklin Holding”), filed a voluntary petition for bankruptcy relief under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Filing”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) and filed with the Bankruptcy Court a proposed prepackaged plan of reorganization (the “Prepackaged Plan”) and a related disclosure statement (the “Disclosure Statement”).  As previously disclosed, on May 22, 2012, Franklin Holding commenced a solicitation of votes on the Prepackaged Plan from Franklin Holding’s creditors.

The Chapter 11 case is administered under the caption “In re: FRANKLIN CREDIT HOLDING CORPORATION, Chapter 11 Case No. 12-24411(DHS).” Franklin Holding continues to operate and manage its business and properties as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the U.S. Bankruptcy Code and the orders of the Bankruptcy Court.

On May 30, 2012, Franklin Holding entered into a Plan Support Agreement (the “Plan Support Agreement”) dated as of May 18, 2012 with The Huntington National Bank and Huntington Finance LLC, two of the three classes of impaired creditors entitled to vote, under the U.S. Bankruptcy Code, with respect to the Prepackaged Plan. Pursuant to the Plan Support Agreement, The Huntington National Bank and Huntington Finance LLC agreed to support the Prepackaged Plan upon the satisfaction of certain conditions, including but not limited, to a combined hearing on confirmation of the Prepackaged Plan and approval of the Disclosure Statement occurring by July 31, 2012, and the effective date of the Prepackaged Plan occurring by August 7, 2012.  The Huntington National Bank and Huntington Finance LLC have voted to accept the Prepackaged Plan.

Franklin Credit Management Corporation (“FCMC”), the mortgage servicing subsidiary of Franklin Holding, is not proposing or planning to file for bankruptcy.

The primary objective of the Bankruptcy Filing is to spin-off Franklin Holding’s 80% interest in FCMC to its stockholders.  The potential benefits of a spin-off of FCMC from Franklin Holding include:

•
enabling Franklin Holding’s stockholders to potentially retain some value in Franklin Holding, which would not be likely without the spin-off due to Franklin Holding’s significant consolidated losses, significant stockholders’ deficit, inability to repay its outstanding debt to The Huntington National Bank, and going concern uncertainty of the consolidated Franklin Holding;

•	enhancing the ability of FCMC to develop new business opportunities; and

•	providing FCMC with potential financing and capital raising opportunities that are not available to FCMC as long as it is a part of Franklin Holding.

If the Prepackaged Plan is approved by creditors and confirmed by the Bankruptcy Court, Franklin Holding will liquidate substantially all of its assets, pursuant to the terms of the Prepackaged Plan, with the proceeds or the fair market value of such assets being distributed in accordance with the Bankruptcy Code and the terms of the Prepackaged Plan.  Further, under the Prepackaged Plan, all of Franklin Holding’s existing common stock will be cancelled.  In addition, under the Prepacked Plan, each stockholder of Franklin Holding will receive a pro rata share of Franklin Holding’s 80% interest in FCMC. Franklin Holding refers to the Disclosure Statement and the Prepackaged Plan for information concerning the effects of confirmation of the Prepackaged Plan, and the occurrence of the Effective Date (as defined in the Prepackaged Plan).

There can be no assurance that the Bankruptcy Court will confirm the Prepackaged Plan.

FORWARD–LOOKING STATEMENTS

This Current Report on Form 8-K, including the Exhibits hereto, as well as other statements made by Franklin Holding may contain forward-looking statements that reflect, when made, Franklin Holding’s current views with respect to the current events and valuation of its assets and liabilities.  In some cases, you can identify the forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates, ” “believes,” “intend,” “estimates,” “project,” “predicts,” “potential” or “continue,” the negative of these terms and comparable terminology.  These forward-looking statements are based on management’s belief as well as assumptions made by and information available to management at the time the disclosed information was prepared.  Such statements contain certain risks, uncertainties, and assumptions.  Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.  Important factors that could cause actual results to differ from those in Franklin Holding’s specific forward-looking statements include, but are not limited to, the following:  the terms of any reorganization plan ultimately confirmed by the Bankruptcy Court; Franklin Holding’s ability to obtain the Bankruptcy Court’s approval with respect to motions in the Chapter 11 case prosecuted from time to time; the ability of the Debtor to prosecute, confirm and consummate a reorganization plan in the Chapter 11 case; and risks associated with third parties seeking and obtaining Bankruptcy Court approval to terminate or shorten the exclusivity periods for Franklin Holding to propose and confirm a plan of reorganization, for the appointment of a Chapter 11 trustee or to convert the case to a case under Chapter 7 of the Bankruptcy Code.  Additional factors that could affect future results are described in Franklin Holding’s filings with the Commission, including, but not limited to, those factors discussed under the captions “Risk Factors,” “Interest Rate Risk” and “Real Estate Risk” in Franklin Holding’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 23, 2012, and Quarterly Reports on Form 10-Q.  Franklin Holding disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.  Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of Franklin Holding’s various prepetition liabilities and common stock. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Franklin Holding undertakes no obligation to release publicly the results on any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 1.01                      Entry into a Material Definitive Agreement.

On June 4, 2012, prior to the Bankruptcy Filing, Franklin Holding and FCMC entered into an amendment to their credit facility with The Huntington National Bank (the “Bank”) and Huntington Finance, LLC (the “Licensing Credit Agreement”), which, pursuant to the terms thereof, extended the termination date of the Licensing Credit Agreement to March 31, 2013; waived acknowledged defaults and an event of default related to the Bankruptcy Filing of Franklin Holding, and granted a forbearance, until March 31, 2013, from the exercise of rights and remedies with respect to cash pledged as collateral triggered by the failure of Franklin Holding subsidiaries (not including FCMC) to pay in full the amounts due upon the March 31, 2012 maturity of the legacy credit agreement with the Bank (the “Legacy Credit Agreement”) and the Bankruptcy Filing.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
2.1	Disclosure Statement Soliciting Acceptances of Prepackaged Plan of Reorganization of the Registrant dated May 22, 2012.
2.2	Prepackaged Plan of Reorganization of the Registrant dated May 22, 2012.
2.3	Form of Liquidation Manager Agreement.
2.4	Form of Promissory Note of Franklin Credit Management Corporation made payable to the Registrant.
2.5	Form of Guaranty of Thomas J. Axon.
10.1	Plan Support Agreement entered into on May 30, 2012, and dated as of May 18, 2012, by and among The Huntington National Bank, Huntington Finance LLC and the Registrant.
10.2
Amendment No. 5 to the Amended and Restated Credit Agreement (Licensing) entered into on June 4, 2012 by and among the Registrant, Franklin Credit Management Corporation, The Huntington National Bank, and Huntington Finance LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           June 5, 2012

FRANKLIN CREDIT HOLDING CORPORATION

By:	/s/Kevin P. Gildea
Name:	Kevin P. Gildea
Title:	Chief Legal Officer and Secretary